SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                November 19, 1998
                                -----------------
                Date of Report (Date of earliest event reported)


                           General Credit Corporation
                           --------------------------
             (Exact name of Registrant as specified in its charter)


             New York                    2-28910              13-3895072
             --------                    -------              ----------
(State or other jurisdiction of        (Commission         (IRS Employer
incorporation or organization)         File Number)       Identification No.)


           370 Lexington Avenue, Suite 2000, New York, New York 10017
           ----------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


                                 (212) 697-4441
                ------------------------------------------------
              (Registrant's telephone number, including area code)


                ------------------------------------------------
          (Former name or former address, if changed since last report)





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Item 1.           Changes in Control of Registrant
------            --------------------------------
                  Not Applicable


Item 2.           Acquisition or Disposition of Assets
------            ------------------------------------
                  Not Applicable


Item 3.           Bankruptcy or Receivership
------            --------------------------
                  Not Applicable


Item 4.           Changes in Registrant's Certifying Accountant
------            ---------------------------------------------
                  Not Applicable


Item 5.           Other Events
------            ------------

                  Effective November 19, 1998, David Bader and General Credit Corporation (the "Company") mutually agreed that in consideration for Mr. Bader's resignation as the Company's Vice President, Chief Financial Officer and member of the Company's Board of Directors, the Company would pay to Mr. Bader a lump sum amount of $68,274. Contemporaneous with Mr. Bader's resignation, the Company entered into a consulting agreement with Mr. Bader which provides, among other things, for the payment to Mr. Bader of $1,801 per week for a period of 40 weeks, commencing January 1, 1999. Gerald Nimberg, the Company's President and Chief Operating Officer, has assumed the position of Acting Chief Financial Officer pending the identification by the Company of a replacement for David Bader.

                  Effective November 19, 1998, Melvyn Dobrichovsky, C.P.A. and Gregory E. Ronan, Esq. each became a member of the Board of Directors of the Company pursuant to their appointment by the Board of Directors.

Item 6.           Resignations of Registrant's Directors
------            --------------------------------------
                  Not Applicable

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
Item 7.           Financial Statements and Exhibits
------            ---------------------------------

                  (a)      Financial statements of businesses acquired

                           None

                  (b)      Pro forma financial information

                           None

                  (c)      Exhibits

                           None

Item 8.           Change in Fiscal Year
------            ---------------------

                  Not Applicable


Item 9.           Sales of Equity Securities Pursuant to Regulation S
------            ---------------------------------------------------

                  Not Applicable


                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     GENERAL CREDIT CORPORATION
                                                     (Registrant)




Date: November 19, 1998                              By: /s/ Irwin Zellermaier
                                                        -----------------------
                                                        Irwin Zellermaier,
                                                        Chief Executive Officer



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